SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

DELCO REMY INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-13683 (Commission File Number)	35-1909253 (I.R.S. Employer Identification No.)

2902 Enterprise Drive, Anderson, IN (Address of principal executive offices)	46013 Zip Code

(765) 778 6499

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if chnged since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated July 30, 2003 announcing 2003 second quarter results.

Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition.

On July 30, 2003, Delco Remy International, Inc. issued a press release announcing its 2003 second quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCO REMY INTERNATIONAL, INC.

Date: July 30, 2003	By:	/s/ RAJESH K. SHAH
	Name: Title:	Rajesh K. Shah Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated July 30, 2003 announcing 2003 second quarter results.